WARRANT AGREEMENT
        AGREEMENT, dated as of September 1, 1994, by and between Bix Brown (the "Holder") and Automobile Protection Corporation - APCO (the "Company").
        WHEREAS, the Holder is an automobile dealer in Georgetown, Kentucky;

    WHEREAS, the Holder has agreed to receive the warrant  herein set forth as consideration for services of Holder to the Company.
    NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto agree as follows:
    1. In full consideration of the services of Holder to Company, the Company hereby grants to the Holder (a) right to purchase up to 10,000 shares of the Common Stock, $.001 per value ("Common Stock") of the Company at an exercise price of $2.00 per share of Common Stock, and
(b) the right to purchase up to 5,000 shares of Common Stock at an exercise price of $3.00 per share of Common Stock, as set forth herein.
    The right to purchase shares of Common Stock pursuant to this agreement shall be as follows:
(a)    the   Holder   shall  have   the   right   to
purchase one-third of the shares of     Common Stock
purchasable   at  an    exercise  price   of   $2.00
commencing      on August 31, of each of 1995,  1996 and
1997, and once purchasable, the     Holder shall have
the  right to   acquire such shares of  Common Stock,
subject to the terms of this   agreement, for a period of
two years     thereafter; and
(b)    the   Holder   shall  have   the   right   to
purchase one-half of the shares of      Common Stock
purchasable   at  an    exercise  price   of   $3.00
commencing      on August 31, of each  of  1998  and
1999, and once purchasable, the    Holder shall have the
right to   acquire such shares of Common Stock, subject
to  the  terms of this   agreement,  for  a period of two
years      thereafter.
    2. Payment of Exercise Price. The purchase price for the shares of Common Stock pursuant to which the warrant is exercised, will be paid in full at the time of exercise in cash. Exercise of any warrant hereunder shall be by written notice to the Company at its principal place of business, specifying the number of shares of Common Stock being purchased and accompanied by payment of the purchase price and any withholding tax obligations imposed on the Company by reason of the exercise of the warrant. In the event that the tax obligation, if any, is not paid, the Company will be permitted to treat as payment of any withholding tax amount due, the exercise of that number of whole shares of Common Stock equal to the amount of the tax due divided by the fair market value of the Common Stock as of the date the warrant is exercised, and the Company will be permitted to deduct such number of
shares   of Common  Stock  from  the  total  number  being  exercised.
Certificates representing the shares as to which the warrant shall have been exercised shall be registered in the name of the person exercising the warrant.
    3. Rights of Stockholder. The Holder shall not have any of the rights of a stockholder with respect to the Common Stock covered by the warrant until the date of the issuance of a stock certificate for shares of Common Stock purchased hereunder.
    4. Transferability. This warrant and the rights conferred may not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this warrant or any right conferred hereby, or upon the levy of any attachment or similar process on the rights conferred hereby, this warrant and the rights con ferred hereby shall immediately become null and void.

    5.  Restricted  Nature of Securities.  This  warrant  and  the shares of Common Stock receivable on the exercise of the warrant are not registered under the Securities Act of 1933, as amended (the "Act"). As a condition to the sale of Common Stock on the exercise of the warrant, the person exercising such warrant may be required by the Company to
give   it   such   documents,  including  such  appropriate   investment
representations as may be required by Counsel for the Company and such additional agreements as the Counsel for the Company may determine, as a condition to the acceptance of the exercise of any warrant hereunder.
        The Holder represents that it has received and carefully reviewed the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 1994, and Annual Report to Stockholders and related proxy materials for the Company's Annual Meeting to be held in February 1995, and has been granted the opportunity to obtain any additional, publicly available information relating to the Company and ask questions of executives of the Company that it deems necessary to verify the
accuracy  and  completeness of the information provided to  it.   Holder
represents that it is acquiring this warrant solely for its own account for the purpose of investment and not with a view to or for resale in connection with any distribution thereof, except in compliance with the Act, any applicable state securities laws and the rules and regulations
thereunder.   Holder  represents that its knowledge  and  experience  in financial and business matters is such that it is capable of evaluating an investment in the warrant and that its financial condition is such that it can bear the economic risks of acquiring and holding this warrant.
    6.  Sales under Securities Act.  Anything in this Agreement to the contrary notwithstanding, the Holder hereby agrees that it shall not sell, transfer by any means or otherwise dispose of the warrant or the Common Stock acquired by him upon exercise of the warrant hereunder without registration under the Act, or in the event that they are not so
registered,   unless  (a)  an  exemption  from  the  Act  is    available
thereunder, and (b) the Holder has furnished the Company with notice of such proposed transfer, and the Counsel for the Company, in its reasonable opinion, shall deem such proposed transfer to be so exempt, or the Holder has furnished the Company with notice of such proposed
transfer,   together  with  an  opinion  of  legal  counsel   reasonably
satisfactory to the Counsel for the Company, that in such counsel's opinion such proposed transfer shall be so exempt.
    7. Stop Transfer: Legend.
            (a)  The Company may place stop transfer orders with  its
transfer agent against the transfer of the shares of Common Stock issuable under the warrant hereof in the absence of registration under the Act or an exemption therefrom provided herein.
            (b) The certificates evidencing shares of Common Stock to
be issued upon the exercise of the warrant may bear the following legends:
            "The  shares  represented by this certificate  have been
acquired for investment and have not been registered under the Securities Act of 1933, as amended. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."
            "The  shares  represented by this certificate  have been
acquired  pursuant  to an  agreement  dated  as  of September
1, 1994, a copy of which is on file with the Company, and may not be transferred, pledged or disposed or exempt in accordance with the terms and conditions thereof."

     8. Adjustment to Number of Securities.
            (a)  If  the  outstanding shares of Common Stock  of  the
Company are increased, decreased, changed into or exchanged for a different number or kind of stock or securities of the Company or stock of a different par value or without par value, through reorganization,
recapitalization,   reclassification,  stock  dividend,   stock   split,
amendment to the Company's Certificate of Incorporation or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and/or kind of securities allocated to this warrant, without change in the aggregate purchase price applicable to the unexercised portion of the outstanding warrant.
            (b)  Upon  the  effective  date  of  the  dissolution  or
liquidation  of  the  Company,  or  of  a  reorganization,   merger     or
consolidation of the Company with one or more corporations in which the Company will not survive as an independent, publicly owned corporation, or of a transfer of substantially all the property or more than eighty percent (80%) of the then outstanding shares of Common Stock of the Company to another corporation, this warrant shall terminate unless provision be made in writing in connection with such transaction for the assumption of the warrant granted, or the substitution for the warrant of a new warrant covering the shares of a successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to number and kind of stock and prices in which event the new warrant substituted therefor, shall continue in the manner and under the terms so provided.
            (C) Adjustments under this paragraph shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of Common Stock shall be issued under the Plan or any such adjustment.
     9. Termination.
        If   the   Holder  and/or  Frank  Shoop  Chev/Buick/Pontiac
("Dealer") fails to fulfill its obligations pursuant to that certain letter agreement dated September 26, 1994 between the Dealer and the Company, including but not limited to, the requirements that any one of Bix Brown, Frank Shoop and Josephine Shoop maintain an ownership interest in at least two automobile dealerships retailing a combined
average  per  calendar  year  of  200  vehicles  per  month,  or    such
dealerships are marketing only the EasyCare product of the Company after September 1, 1994, then that portion of this warrant that is not then exercisable shall immediately terminate and no additional shares of Common Stock shall become exercisable hereunder. Notwithstanding the foregoing, in the event of a termination of this warrant, if the Holder as of a time immediately prior to such termination has the right to acquire any shares of Common Stock at such time, the Holder will have the right to exercise such right pursuant to the terms of this Warrant.
     10. Miscellaneous Provisions.
        (a)  Applicable Law.  This Agreement shall be  governed  by the laws of the State of Georgia applicable to contracts made and to be wholly performed therein.
        (b) Amendment. This Agreement may only be amended by a written instrument executed by the Company and by the Holder.
        (c)  Entire  Agreement.   This  Agreement  constitutes  the
entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

            (d) Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.
            (e)  Notices.   All  notices, requests, demands  and  other
communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

If to the Holder, to:   Mr. Bix Brown
                        c/o 1111 Cynthiana Road
                        Georgetown, Kentucky  40324
If to Company, to:      Automobile Protection Corporation - APCO
                        15 Dunwoody Park Drive
                        Dunwoody, GA 30338
                        Attention:  Secretary
            (f)  Headings.   The headings contained herein are for  the
sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.
            (g) Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or
unenforceable   in  any   jurisdiction(s)  shall   be,   as   to   such
jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.
            (h)  Gender.    Unless the context otherwise  requires,  all
personal pronouns used in this Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.
        IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.
                        AUTOMOBILE    PROTECTION    CORPORATION    -
APCO
By:
                            BIX BROWN, AS HOLDER